EXHIBIT 19.1


                                                     SHARES


Number S

                      SYSTEMAX                          COMMON STOCK
                                                       PAR VALUE $.01


                                                     INCORPORATED UNDER THE LAWS
                                                        OF THE STATE OF DELAWARE

                                 SYSTEMAX INC.


     THIS CERTIFIES THAT                                      CUSIP 871851 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS




IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

SYSTEMAX, INC. (HEREINAFTER CALLED THE CORPORATION), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALUE UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED

                                 SYSTEMAX INC.
                                   CORPORATE
                                      SEAL
                                      1995
                                    DELAWARE



VICE CHAIRMAN,                                                 CHAIRMAN,
PRESIDENT OF DOMESTIC OPERATIONS                        CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR


AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights each class of stock or series thereof of the Corporation and the qualifications, limi-tations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full ac- cording to applicable laws or regulations:

TEN COM --  as tenants in    UNIF GIFT MIN ACC-- _________   Custodian _________
            common
TEN ENT --  as tenants by                         (Cust)                (Minor)
            the entireties
JT TEN  --  as joint tenants with                under Uniform Gifts to Minors
            rights of
            survivorship and not as
            tenants
            in common
                                                  Act _______________________
                                                             (State)
     Additional abbreviations may also be used though not in the above list


  For value received, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR
                        OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
         ------------------------------------



         -----------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

                  _____________________________________________________________
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:
___________________________________________________________
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTIION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDIALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.